Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Steve Jones		Mary M. Gentry
Senior EVP, Chief Financial Officer	- or -	SVP, Treasurer and Investor Relations
ScanSource, Inc.		ScanSource, Inc.
(864) 286-4302		(864) 286-4892

SCANSOURCE DELIVERS STRONG FOURTH QUARTER SALES AND PROFITABILITY GROWTH

Outstanding execution of growth opportunities; quarterly net sales up 34% year-over-year
Initiates annual financial outlook for FY22
Announces new $100 million share repurchase authorization

GREENVILLE, SC -- August 24, 2021 -- ScanSource, Inc. (NASDAQ: SCSC), a leading provider of technology products and solutions, today announced financial results for the fourth quarter and fiscal year ended June 30, 2021. All results in this release reflect continuing operations only unless otherwise noted.

Fourth Quarter Summary:

•Net sales: $852.7 million, up 34% year-over-year
•Gross profit: $95.8 million, up 29% year-over-year
•GAAP operating income of $23.3 million for a 2.73% operating income margin
•Non-GAAP operating income of $28.4 million, up 245% year-over-year, for a 3.33% non-GAAP operating income margin
•Net income from continuing operations of $20.7 million
•GAAP diluted EPS of $0.80 per share; non-GAAP diluted EPS of $0.96 per share
•Generated strong operating cash flow of $61.3 million for the quarter and $116.8 million for the fiscal year
•Return on invested capital increased to 14.9% for the quarter

“Our employees delivered strong fourth quarter net sales and profitability growth with operational excellence across our business,” said Mike Baur, Chairman and CEO, ScanSource, Inc. “Our momentum and execution strengthen our confidence in our hybrid distribution strategy accelerating our growth across hardware, software, connectivity, and cloud. ScanSource is uniquely positioned to enable the growth opportunities ahead for our channel partners and suppliers.”

Quarterly Results
Net sales for the fourth quarter of fiscal year 2021 totaled $852.7 million, up 34.0% year-over-year, or 33.7% year-over-year for organic growth. This reflects broad-based growth across our technologies in both operating segments in all geographies.

For the fourth quarter of fiscal year 2021, operating income increased to $23.3 million from $(113.4) million for the prior-year quarter, which included goodwill and asset impairment charges of $120.5 million. Fourth quarter fiscal year 2021 non-GAAP operating income increased to $28.4 million for a 3.33% non-GAAP operating income margin, up from $8.2 million for the prior-year quarter.

On a GAAP basis, net income for the fourth quarter of fiscal year 2021 totaled $20.7 million, or $0.80 per diluted share, compared to net loss of $(108.9) million, or $(4.29) per diluted share, for the prior-year quarter. Fourth quarter non-GAAP net income totaled $24.5 million, or $0.96 per diluted share, which includes a $0.19 benefit from discrete tax items. These results compare to fourth quarter fiscal year 2020 non-GAAP net income of $4.9 million, or $0.19 per diluted share.

Exhibit 99.1

Full-Year Results

For fiscal year 2021, net sales increased 3.4% to $3.2 billion, or a 5.5% year-over-year increase on an organic basis. During the year, the Company saw continued progress in recovering from the sales impact of the COVID-19 pandemic. For the Intelisys business, fiscal year 2021 net sales increased 13.1% year-over-year. Fiscal year 2021 GAAP operating income increased to $61.5 million, and non-GAAP operating income increased to $93.1 million, up 18.0% year-over-year. In July 2020, the Company implemented a $30 million annualized expense reduction program to address the business impacts of the COVID-19 pandemic and prepare for the next phase of growth.
On a GAAP basis, net income for fiscal year 2021 totaled $45.4 million, or $1.78 per diluted share. Non-GAAP net income increased to $69.9 million, or $2.74 per diluted share, compared to $52.0 million, or $2.05 per diluted share, for the fiscal year 2020.

Share Repurchase Authorization

ScanSource also announced a new $100 million authorization by its Board of Directors to repurchase shares of the Company's common stock.

"In setting our capital allocation priorities, our top priority is reinvestment in the growth of our business and driving value creation for our shareholders," said Steve Jones, Chief Financial Officer, ScanSource, Inc. "Our repurchase authorization reflects our confidence in ScanSource's business and the strength of our long-term operating cash flow generation."

Repurchases may be made in the open market or through privately negotiated transactions, and ScanSource may enter into Rule 10b5-1 plans to facilitate repurchases. This share repurchase authorization does not obligate ScanSource to purchase any particular amount of common stock, and it may be suspended at any time at the Company's discretion. The authorization does not have any time limit.

Annual Financial Outlook for Fiscal Year 2022

The following statements are based on ScanSource's current expectation for the full fiscal year ended June 30, 2022.

FY22 Annual Outlook
Net sales growth, year-over-year	At least 5.5%
Adjusted EBITDA (non-GAAP)	At least $135 million

Adjusted EBITDA is a non-GAAP measure, which excludes estimates for amortization of intangible assets, depreciation expense, and non-cash share-based compensation expense (effective with the first quarter of fiscal year 2022). For comparison, fiscal year 2021 Adjusted EBITDA, excluding share-based compensation totaled $118 million. ScanSource’s outlook does not include the potential impact of any business combinations, asset acquisitions, divestitures, strategic investments, or other significant transactions that may be completed after the date hereof. These statements are forward-looking, and actual results may differ materially.

Webcast Details and CFO Commentary
At approximately 4:15 p.m. ET today, a CFO commentary, as a supplement to this press release and the Company's conference call, will be available on ScanSource's website, www.scansource.com (Investor Relations section). ScanSource will present additional information about its financial results in a conference call today, August 24, 2021, at 5:00 p.m. ET. A webcast of the call will be available for all interested parties and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.

Safe Harbor Statement

This press release contains “forward-looking” statements, including regarding the Company's FY22 outlook, capital allocation plans, growth opportunities and the impact of the COVID-19 pandemic, which involve risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated results, including, but not limited to, failure to hire and retain quality employees, risk to the Company's business from a cyber-security attack, the failure to manage and implement the Company's organic growth strategy, the impact of the COVID-19 pandemic on the Company's operations and financial condition and the potential prolonged economic weakness brought on by COVID-19, a failure of the Company's IT systems, a failure to acquire new businesses, changes in interest and exchange rates and regulatory regimes impacting the Company's international operations, credit risks involving the Company's larger customers and suppliers, loss of the Company's major customers, termination of the Company's relationship with key suppliers or a significant modification of the terms under which it operates with a key supplier, changes in the Company's operating strategy, and other factors set forth in the "Risk Factors" contained in the Company's annual report on Form 10-K for the year ended June 30, 2021, filed with the Securities and Exchange Commission. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Information

In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles ("GAAP"), the Company also discloses certain non-GAAP financial measures, which are summarized below. Non-GAAP financial measures are used to understand and evaluate performance, including comparisons from period to period. Non-GAAP results exclude amortization of intangible assets related to acquisitions, change in fair value of contingent consideration, acquisition costs, restructuring costs and other non-GAAP adjustments.

Net sales on a constant currency basis, excluding acquisitions (organic growth): The Company discloses the percentage change in net sales excluding the translation impact from changes in foreign currency exchange rates between reporting periods and excluding the net sales from acquisitions prior to the first full year from the acquisition date. This measure enhances the comparability between periods to help analyze underlying trends on an organic basis.

Income Statement Non-GAAP Metrics: To evaluate current period performance on a more consistent basis with prior periods, the Company discloses non-GAAP net sales, non-GAAP gross profit, non-GAAP operating income, non-GAAP other expense, net, non-GAAP pre-tax income, non-GAAP net income and non-GAAP diluted earnings per share (non-GAAP diluted "EPS"). Non-GAAP results exclude amortization of intangible assets related to acquisitions, changes in fair value of contingent consideration, acquisition and divestiture costs, impairment charges, restructuring costs, and other non-GAAP adjustments. These year-over-year metrics include the translation impact of changes in foreign currency exchange rates. Non-GAAP metrics are useful in assessing and understanding the Company's operating performance, especially when comparing results with previous periods or forecasting performance for future periods.

Adjusted earnings before interest expense, income taxes, depreciation, and amortization (“Adjusted EBITDA”): Adjusted EBITDA starts with net income and adds back interest expense, income tax expense, depreciation expense, amortization of intangible assets, changes in fair value of contingent considerations, and other non-GAAP adjustments, including acquisition and divestiture costs, impairment charges, and restructuring costs. Effective with the first quarter of fiscal year 2022, non-cash share-based compensation expense will also be added back in calculating Adjusted EBITDA. Since Adjusted EBITDA excludes some non-cash costs of investing in our business and people, management believes that Adjusted EBITDA shows the profitability from our business operations more clearly.

Return on invested capital ("ROIC"): ROIC assists management in comparing the Company's performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operating performance. We believe the calculation of ROIC provides useful information to investors and is an additional relevant comparison of our performance. ROIC is calculated as Adjusted EBITDA over invested capital. Invested capital is defined as average equity plus average daily funded interest-bearing debt for the period. Management believes the calculation of ROIC provides useful information to investors and is an additional relevant comparison of the Company's performance during the year.

These non-GAAP financial measures have limitations as analytical tools, and the non-GAAP financial measures that the Company reports may not be comparable to similarly titled amounts reported by other companies. Analysis of results and outlook on a non-GAAP basis should be considered in addition to, and not in substitution for or as superior to, measurements of financial performance prepared in accordance with GAAP. A reconciliation of the Company's non-GAAP financial information to GAAP is set forth in the Supplementary Information (Unaudited) below.

About ScanSource, Inc.

ScanSource, Inc. (NASDAQ: SCSC) is at the center of the technology solution delivery channel, connecting businesses and providing solutions for their complex needs. ScanSource sells through multiple, specialized routes-to-market with digital, physical and services offerings from the world’s leading suppliers of point-of-sale (POS), payments, barcode, physical security, unified communications and collaboration, telecom and cloud services. ScanSource enables its sales partners to create, deliver and manage solutions for end-customers across almost every vertical market. Founded in 1992 and headquartered in Greenville, South Carolina, ScanSource was named one of the 2021 Best Places to Work in South Carolina and on FORTUNE magazine’s 2021 List of World’s Most Admired Companies. ScanSource ranks #655 on the Fortune 1000. For more information, visit www.scansource.com.

ScanSource Delivers Strong Fourth Quarter Sales and Profitability Growth

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
(in thousands)
	June 30, 2021	June 30, 2020*
Assets
Current assets:
Cash and cash equivalents	$62,718	$29,485
Accounts receivable, less allowance of $19,341 at June 30, 2021 and $21,906 at June 30, 2020	568,984	443,185
Inventories	470,081	454,885
Prepaid expenses and other current assets	117,860	94,681
Current assets held for sale	—	181,231
Total current assets	1,219,643	1,203,467
Property and equipment, net	42,836	55,641
Goodwill	218,877	214,288
Identifiable intangible assets, net	104,860	121,547
Deferred income taxes	21,853	24,630
Other non-current assets	63,615	72,521
Total assets	$1,671,684	$1,692,094
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$634,805	$454,240
Accrued expenses and other current liabilities	87,790	76,686
Current portion of contingent consideration	—	46,334
Income taxes payable	2,501	5,886
Current portion of long-term debt	7,843	7,839
Current liabilities held for sale	—	128,022
Total current liabilities	732,939	719,007
Deferred income taxes	3,954	3,884
Long-term debt, net of current portion	135,331	143,175
Borrowings under revolving credit facility	—	67,714
Other long-term liabilities	68,269	80,068
Total liabilities	940,493	1,013,848
Commitments and contingencies
Shareholders’ equity:
Preferred stock, no par value; 3,000,000 shares authorized, none issued	—	—
Common stock, no par value; 45,000,000 shares authorized, 25,499,465 and 25,361,298 shares issued and outstanding at June 30, 2021 and June 30, 2020, respectively	71,253	63,765
Retained earnings	758,071	747,276
Accumulated other comprehensive loss	(98,133)	(132,795)
Total shareholders’ equity	731,191	678,246
Total liabilities and shareholders’ equity	$1,671,684	$1,692,094

*Derived from audited financial statements.

ScanSource Delivers Strong Fourth Quarter Sales and Profitability Growth

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Income Statements (Unaudited)
(in thousands, except per share data)

	Quarter ended June 30,		Fiscal year ended June 30,
	2021	2020	2021	2020
Net sales	$852,694	$636,450	$3,150,806	$3,047,734
Cost of goods sold	756,916	562,303	2,800,090	2,692,165
Gross profit	95,778	74,147	350,716	355,569
Selling, general and administrative expenses	64,758	58,192	247,438	259,535
Depreciation expense	2,898	3,304	12,533	13,033
Intangible amortization expense	4,893	4,946	19,488	19,953
Restructuring and other charges	(54)	—	9,258	604
Impairment charges	—	120,470	—	120,470
Change in fair value of contingent consideration	—	674	516	6,941
Operating income (loss)	23,283	(113,439)	61,483	(64,967)
Interest expense	1,643	2,497	6,929	12,224
Interest income	(1,341)	(3,199)	(3,097)	(5,826)
Other expense (income), net	(65)	213	116	411
Income before income taxes	23,046	(112,950)	57,535	(71,776)
Provision for income taxes	2,389	(4,091)	12,146	7,451
Net income (loss) from continuing operations	20,657	(108,859)	45,389	(79,227)
Net income (loss) from discontinued operations	3,053	(108,403)	(34,594)	(113,427)
Net income (loss)	$23,710	$(217,262)	$10,795	$(192,654)
Per share data:

Net income (loss) from continuing operations per common share, basic	$0.81	$(4.29)	$1.79	$(3.12)
Net income (loss) from discontinued operations per common share, basic	0.12	(4.28)	(1.36)	(4.47)
Net income (loss) per common share, basic	$0.93	$(8.57)	$0.42	$(7.59)
Weighted-average shares outstanding, basic	25,482	25,353	25,423	25,378

Net income (loss) from continuing operations per common share, diluted	$0.80	$(4.29)	$1.78	$(3.12)
Net income (loss) from discontinued operations per common share, diluted	0.12	(4.28)	(1.36)	(4.47)
Net income (loss) per common share, diluted	$0.92	$(8.57)	$0.42	$(7.59)
Weighted-average shares outstanding, diluted	25,664	25,353	25,518	25,378

ScanSource Delivers Strong Fourth Quarter Sales and Profitability Growth

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)
	Quarter ended June 30,		Fiscal year ended June 30,
	2021	2020	2021	2020
Cash flows from operating activities:
Net income (loss)	$23,710	$(217,262)	$10,795	$(192,654)
Net income (loss) from discontinued operations	3,053	(108,403)	(34,594)	(113,427)
Net income (loss) from continuing operations	20,657	(108,859)	45,389	(79,227)
Adjustments to reconcile net income (loss) to net cash provided by operating activities of continuing operations:
Depreciation and amortization	8,090	8,743	33,507	35,328
Amortization of debt issue costs	104	104	417	417
Provision for doubtful accounts	112	222	338	1,621
Share-based compensation	2,328	1,425	8,039	5,478
Impairment charges	—	120,470	—	120,470
Deferred income taxes	2,941	(10,714)	2,916	(12,193)
Change in fair value of contingent consideration	—	674	516	6,941
Contingent consideration payments excess	—	—	(5,457)	(3,050)
Finance lease interest	23	21	119	85
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(50,204)	57,562	(118,859)	57,477
Inventories	(6,394)	93,623	(12,301)	86,177
Prepaid expenses and other assets	(17,111)	(2,903)	(18,753)	(13,880)
Other non-current assets	7,102	(12,534)	9,948	(13,563)
Accounts payable	105,511	(76,224)	175,120	(20,846)
Accrued expenses and other liabilities	(8,928)	(1,992)	(493)	11,239
Income taxes payable	(2,886)	4,334	(3,679)	(441)
Net cash provided by operating activities of continuing operations	61,345	73,952	116,767	182,033
Cash flows from investing activities of continuing operations:
Capital expenditures	(80)	188	(2,363)	(6,387)
Cash paid for business acquisitions, net of cash acquired	—	—	—	(48,921)
Cash received for business disposal	—	—	34,356	—
Net cash (used in) provided by investing activities of continuing operations	(80)	188	31,993	(55,308)
Cash flows from financing activities of continuing operations:
Borrowings on revolving credit, net of expenses	395,215	477,446	1,881,679	2,085,918
Repayments on revolving credit, net of expenses	(449,017)	(539,732)	(1,949,392)	(2,190,595)
Borrowings on long-term debt, net	(1,875)	(938)	(7,839)	(4,085)
Repayments of finance lease obligations	(320)	(1,105)	(1,294)	(1,765)
Contingent consideration payments	—	—	(41,393)	(35,482)
Exercise of stock options	12	—	451	754
Taxes paid on settlement of equity awards	—	—	(1,036)	(1,353)
Repurchase of common stock	—	—	—	(6,078)
Net cash used in financing activities of continuing operations	(55,985)	(64,329)	(118,824)	(152,686)

ScanSource Delivers Strong Fourth Quarter Sales and Profitability Growth

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited), continued
(in thousands)

Cash flows from discontinued operations:
Net cash flows provided by operating activities of discontinued operations	2,469	2,235	24,173	44,238
Net cash flows used in investing activities of discontinued operations	—	(35)	(58)	(77)
Net cash flows used in financing activities of discontinued operations	—	(10,663)	(29,494)	(3,921)
Net cash flows provided by (used in) discontinued operations	2,469	(8,463)	(5,379)	40,240
Effect of exchange rate changes on cash and cash equivalents	5,648	(1,489)	3,706	(3,642)
Increase (decrease) in cash and cash equivalents	13,397	(141)	28,263	10,637
Consolidated cash and cash equivalents at beginning of period	49,321	34,596	34,455	23,818
Consolidated cash and cash equivalents at end of period	62,718	34,455	62,718	34,455
Cash and cash equivalents of discontinued operations	—	—	—	4,970
Cash and cash equivalents of continuing operations	$62,718	$34,455	$62,718	$29,485

ScanSource Delivers Strong Fourth Quarter Sales and Profitability Growth

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)
(in thousands, except percentages)

Non-GAAP Financial Information:
	Quarter ended June 30,		Fiscal year ended June 30,
	2021	2020	2021	2020
Return on invested capital ratio (ROIC), annualized (a)	14.9%	4.0%	11.8%	7.5%

Reconciliation of net income to EBITDA:
Net income (loss) from continuing operations (GAAP)	$20,657	$(108,859)	$45,389	$(79,227)
Plus: Interest expense	1,643	2,497	6,929	12,224
Plus: Income taxes	2,389	(4,091)	12,146	7,451
Plus: Depreciation and amortization	8,090	8,743	33,507	35,328
EBITDA (non-GAAP)	32,779	(101,710)	97,971	(24,224)
Plus: Change in fair value of contingent consideration	—	674	516	6,941
Plus: Acquisition and divestiture costs(b)	246	1,311	2,376	4,000
Plus: Restructuring costs	(54)	—	9,047	604
Plus: Impairment charges	—	120,470	—	120,470
Plus: Tax recovery	—	(8,424)	—	(10,744)
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	$32,971	$12,321	$109,910	$97,047

Invested Capital Calculations:
Equity – beginning of the quarter (c)	$690,575	$897,678	$678,246	$914,129
Equity – end of the quarter (c)	731,191	678,246	731,191	678,246
Plus: Change in fair value of contingent consideration, net of tax	—	510	390	5,247
Plus: Acquisition and divestiture costs(b)	207	1,311	2,337	4,000
Plus: Restructuring, net	(40)	—	6,840	449
Plus: Impact of discontinued operations, net	(3,053)	108,403	34,594	113,427
Plus: Impairment charges, net	—	114,398	—	114,398
Plus: Tax recovery, net	—	(6,247)	—	(8,001)
Average equity	709,440	897,150	726,799	910,948
Average funded debt (d)	177,074	337,973	202,869	390,709
Invested capital (denominator for ROIC) (non-GAAP)	$886,514	$1,235,123	$929,668	$1,301,657

(a) The annualized EBITDA amount is divided by days in the quarter times 365 days per year, or 366 days for leap year. There were 91 days in the current and prior-year quarter.
(b) Acquisition and divestiture costs are generally nondeductible for tax purposes.
(c) In the quarter ending June 30, 2020, the Company recorded impairment charges of $120.5 million. Impairment charges, net of tax reduced equity by $114.4 million.
(d) Average funded debt, which includes both continuing and discontinued operations, is calculated as the average daily amounts outstanding on short-term and long-term interest-bearing debt.

ScanSource Delivers Strong Fourth Quarter Sales and Profitability Growth

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Segment:
	Quarter ended June 30,
	2021	2020	% Change
Worldwide Barcode, Networking & Security:	(in thousands)
Net sales, reported	$597,943	$447,812	33.5%
Foreign exchange impact (a)	(447)	—
Non-GAAP net sales, constant currency	$597,496	$447,812	33.4%

Worldwide Communications & Services:
Net sales, reported	$254,751	$188,638	35.0%
Foreign exchange impact (a)	(1,224)	—
Non-GAAP net sales, constant currency	$253,527	$188,638	34.4%

Consolidated:
Net sales, reported	$852,694	$636,450	34.0%
Foreign exchange impact (a)	(1,671)	—
Non-GAAP net sales, constant currency	$851,023	$636,450	33.7%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the quarter ended June 30, 2021 into U.S. dollars using the average foreign exchange rates for the quarter ended June 30, 2020.

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Segment:
	Fiscal year ended June 30,
	2021	2020	% Change
Worldwide Barcode, Networking & Security:	(in thousands)
Net sales, reported	$2,175,141	$2,093,217	3.9%
Foreign exchange impact (a)	19,311	—
Non-GAAP net sales, constant currency	$2,194,452	$2,093,217	4.8%

Worldwide Communications & Services:
Net sales, reported	$975,665	$954,517	2.2%
Foreign exchange impact (a)	46,470	—
Non-GAAP net sales, constant currency	$1,022,135	$954,517	7.1%

Consolidated:
Net sales, reported	$3,150,806	$3,047,734	3.4%
Foreign exchange impact (a)	65,781	—
Non-GAAP net sales, constant currency	$3,216,587	$3,047,734	5.5%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the fiscal year ended June 30, 2021 into U.S. dollars using the average foreign exchange rates for the fiscal year ended June 30, 2020.

ScanSource Delivers Strong Fourth Quarter Sales and Profitability Growth

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Geography:
	Quarter ended June 30,
	2021	2020	% Change
United States and Canada:	(in thousands)
Net sales, as reported	$771,403	$581,619	32.6%

International:
Net sales, reported	$81,291	$54,831	48.3%
Foreign exchange impact(a)	(1,671)	—
Non-GAAP net sales, constant currency	$79,620	$54,831	45.2%

Consolidated:
Net sales, reported	$852,694	$636,450	34.0%
Foreign exchange impact(a)	(1,671)	—
Non-GAAP net sales, constant currency	$851,023	$636,450	33.7%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the quarter ended June 30, 2021 into U.S. dollars using the average foreign exchange rates for the quarter ended June 30, 2020.

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Geography:
	Fiscal year ended June 30,
	2021	2020	% Change
United States and Canada:	(in thousands)
Net sales, as reported	$2,840,731	$2,755,134	3.1%

International:
Net sales, reported	$310,075	$292,600	6.0%
Foreign exchange impact(a)	65,781	—
Non-GAAP net sales, constant currency	$375,856	$292,600	28.5%

Consolidated:
Net sales, reported	$3,150,806	$3,047,734	3.4%
Foreign exchange impact(a)	65,781	—
Non-GAAP net sales, constant currency	$3,216,587	$3,047,734	5.5%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the fiscal year ended June 30, 2021 into U.S. dollars using the average foreign exchange rates for the fiscal year ended June 30, 2020.

ScanSource Delivers Strong Fourth Quarter Sales and Profitability Growth

	Quarter ended June 30, 2021
	GAAP Measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture, and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
	(in thousands, except per share data)
Net sales	$852,694	$—	$—	$—	$—	$—	$852,694
Gross profit	95,778	—	—	—	—	—	95,778
Operating income	23,283	4,893	—	192	—	—	28,368
Other expense, net	237	—	—	—	—	—	237
Pre-tax income	23,046	4,893	—	192	—	—	28,131
Net income from continuing operations	20,657	3,698	—	167	—	—	24,522
Diluted EPS from continuing operations	$0.80	$0.14	$—	$0.01	$—	$—	$0.96

(a) Acquisition and divestiture costs totaled $0.2 million for the quarter ended June 30, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $(0.1) million for the quarter ended June 30, 2021.

	Quarter ended June 30, 2020
	GAAP Measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture, and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
	(in thousands, except per share data)
Net sales	$636,450	$—	$—	$—	$—	$—	$636,450
Gross profit	74,147	—	—	—	—	—	74,147
Operating (loss) income	(113,439)	4,946	674	1,311	(5,743)	120,470	8,219
Other expense, net	(489)	—	—	—	2,681	—	2,192
Pre-tax (loss) income	(112,950)	4,946	674	1,311	(8,424)	120,470	6,027
Net (loss) income from continuing operations	(108,859)	3,744	510	1,311	(6,247)	114,398	4,857
Diluted EPS from continuing operations	$(4.29)	$0.15	$0.02	$0.05	$(0.25)	$4.51	$0.19

(a) Acquisition and divestiture costs totaled xx for the quarter ended June 30, 2020 and are generally nondeductible for tax purposes.

ScanSource Delivers Strong Fourth Quarter Sales and Profitability Growth

	Year ended June 30, 2021
	Reported GAAP Measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture, and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
	(in thousands, except per share data)
Net sales	$3,150,806	$—	$—	$—	$—	$—	$3,150,806
Gross profit	350,716	—	—	—	—	—	350,716
Operating income	61,483	19,488	516	11,634	—	—	93,121
Other expense, net	3,948	—	—	—	—	—	3,948
Pre-tax income	57,535	19,488	516	11,634	—	—	89,173
Net income from continuing operations	45,389	14,753	390	9,336	—	—	69,868
Diluted EPS from continuing operations	$1.78	$0.58	$0.02	$0.36	$—	$—	$2.74

(a) Acquisition and divestiture costs totaled $2.4 million for the fiscal year ended June 30, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $9.3 million for the fiscal year ended June 30, 2021.

	Year ended June 30, 2020
	Reported GAAP Measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture, and restructuring costs	Tax recovery, net	Impairment charges	Non-GAAP measure
	(in thousands, except per share data)
Net sales	$3,047,734	$—	$—	$—	$—	$—	$3,047,734
Gross profit	355,569	—	—	—	—	—	355,569
Operating (loss) income	(64,967)	19,953	6,941	4,604	(8,063)	120,470	78,938
Other expense, net	6,809	—	—	—	2,681	—	9,490
Pre-tax (loss) income	(71,776)	19,953	6,941	4,604	(10,744)	120,470	69,448
Net (loss) income from continuing operations	(79,227)	15,091	5,247	4,449	(8,001)	114,398	51,957
Diluted EPS from continuing operations	$(3.12)	$0.59	$0.21	$0.18	$(0.32)	$4.51	$2.05

(a) Acquisition and divestiture costs totaled $4.0 million for the fiscal year ended June 30, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.6 million for the fiscal year ended June 30, 2020.

ScanSource Delivers Strong Fourth Quarter Sales and Profitability Growth

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Discontinued Operations - Financial Results:

	Quarter ended June 30,		Fiscal year ended June 30,
	2021	2020	2021	2020
	(in thousands)
Net sales	$—	$121,969	$213,373	$561,496
Cost of goods sold	—	112,846	198,512	513,003
Gross profit	—	9,123	14,861	48,493
Selling, general and administrative expenses	—	11,337	17,291	53,946
Depreciation expense	—	205	—	975
Intangible amortization expense	—	330	—	1,403
Operating loss	—	(16,496)	(2,430)	(21,578)
Interest expense, net	—	163	394	1,399
Loss on disposal group	101	88,923	34,597	88,923
Other expense, net	—	1,221	310	1,124
Loss from discontinued operations before taxes	(101)	(106,803)	(37,731)	(113,024)
Income tax (benefit) expense	(3,154)	1,600	(3,137)	403
Net income (loss) from discontinued operations	$3,053	$(108,403)	$(34,594)	$(113,427)

ScanSource Delivers Strong Fourth Quarter Sales and Profitability Growth

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Discontinued Operations - Assets and Liabilities:

	June 30, 2021	June 30, 2020
	(in thousands)
Assets
Current assets:
Cash and cash equivalents	$—	$4,970
Accounts receivable, net	—	117,200
Inventories, net	—	106,779
Prepaid expenses and other current assets	—	23,808
Total current assets	—	252,757
Property and equipment, net	—	1,833
Deferred income taxes	—	9,349
Other non-current assets	—	6,215
Total assets, before valuation allowance	—	270,154
Less: valuation allowance	—	(88,923)
Total assets, net of valuation allowance (a)	$—	$181,231
Liabilities
Current liabilities:
Accounts payable	$—	$56,098
Accrued expenses and other current liabilities	—	14,815
Other taxes payable	—	20,378
Short-term borrowings	—	3,524
Income tax payable	—	1,085
Total current liabilities	—	95,900
Borrowings under revolving credit facility	—	24,704
Other long-term liabilities	—	7,418
Total liabilities(1)	$—	$128,022

(a) Total assets and liabilities of discontinued operations are classified in current assets and liabilities, respectively, in the Company's consolidated balance sheet as of June 30, 2020. The discontinued operations were disposed of during the quarter ended December 31, 2020.

ScanSource Delivers Strong Fourth Quarter Sales and Profitability Growth

ScanSource, Inc. and Subsidiaries
Supplementary Forward-Looking Information (Unaudited)
Annual Financial Outlook for Fiscal Year 2022:

FY22 Outlook
GAAP, Operating Income	At least $92 million
Intangible amortization	$18 million
Depreciation expense	$14 million
Share-based compensation expense	$11 million
Adjusted EBITDA (non-GAAP)	At least $135 million

Fiscal Year 2021 Adjusted EBITDA, excluding Share-Based Compensation Expense:

FY21
Adjusted EBITDA, as reported (non-GAAP)	$109.9 million
Add: Share-based compensation expense	$8.0 million
Adjusted EBITDA, excluding share-based compensation expense	$117.9 million